Exhibit 99.1

Expanding AMC’s #1 Position in Europe Nordic Cinema Group: Transaction Overview January 23, 2017

Disclaimer 2 This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” “opportunity,” “potential,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the completed acquisitions of Odeon & UCI Cinemas Holdings, Ltd. (“Odeon”) and Carmike and the anticipated acquisition of Nordic Cinemas Group Holding AB (“Nordic”) (collectively, the “acquisitions”) are also forward-looking statements, including management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance, AMC’s ability to successfully integrate the acquisitions into its operations, the anticipated closing date of the Nordic acquisition, and the source and structure of financing for the Nordic acquisition. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties ability to satisfy closing conditions in the anticipated time frame or at all, the impact of the terms of the regulatory approval of the Nordic acquisition, the possibility that Nordic acquisition does not close, financing the acquisition and AMC’s ability to issue equity at favorable prices; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on acquisition-related issues; the negative effects of this announcement or the consummation of the acquisitions on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the acquisition; AMC’s significant indebtedness, including the indebtedness incurred to acquire Nordic; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC has limited experience with; the United Kingdom’s exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and Forms 10-Q filed August 1, 2016 and November 9, 2016, and the risks identified in the Form 8-K filed October 24, 2016, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Transaction Highlights Strong value proposition from a pipeline of development theatres Nordic has 10 theatres in active development or re-development The majority of new builds are expected to open in 2017 & 2018 and will help accelerate Nordic’s growth Market Leader in Northern Europe Expands AMC’s Global Platform Best-in-Class European Operator Attractive New Build Pipeline Highly profitable circuit with minimal deferred capex Nordic’s theatres are in updated, like-new condition Premium locations in major and mid-sized cities Will require minimal AMC oversight / integration Nordic Cinema Group (“Nordic”) is the leading theatre operator in Scandinavia, and the Nordic and Baltics #1 market share position in Sweden, Finland, Estonia, Latvia and Lithuania; #2 position in Norway 3 High Performing Circuit With Proven Management Team Combination expands AMC’s leadership position in Europe and globally Pro forma circuit will have more than 1,000 theatres and 11,000 screens, in 15 countries Opportunity to leverage customer innovations and best practices across broader circuit Extremely well run company and able management team Highly capable and proven management team with two decades of theatre experience

Transaction Overview 4 Key Transaction Terms Transaction Financing The transaction has fully committed debt financing in place Permanent financing will consist of a combination of term loans, bonds and AMC primary equity Targeting leverage in the near term of approximately 4.7x Adjusted EBITDA Does not include impact of any proceeds received from DoJ mandated sale of NCMI shares Closing Conditions & Timing Antitrust clearance by the European Commission Expected to close before June 30, 2017 Transaction valued at SEK 8,250 million ($929 million) Total debt of SEK 2,833 million ($319 million) to be refinanced at close 100% cash consideration Annual cost synergies expected to be approximately $5 million Ten theatres in development pipeline generates growth and unleashes considerable added value Combined Operating Strategy Nordic will maintain its Stockholm headquarters and will be integrated with Odeon Cinemas Group Nordic will continue to be led by Jan Bernhardsson, CineEurope's Exhibitor of the Year in 2015, and his management team, reporting to Mark Way, Odeon's Managing Director Jan will take on added responsibilities with respect to Odeon’s European theatres Existing brand names are SF Bio in Sweden, SF Kino in Norway, Finnkino in Finland and Forum Cinemas in Estonia, Latvia, and Lithuania; local branding strategy will be utilized rather than introducing AMC or Odeon brand names to Nordic Note: Assumes USD / SEK FX of 8.879 and EUR / SEK FX of 9.504 as of 01/20/2017.

Nordic - Leading Exhibitor in Scandinavia and the Baltics

- Leading theatre operator in Scandinavia, and the Nordic and Baltic regions of Europe
  - ✓ #1 operator in Sweden, Finland and Baltics; #2 operator in Norway
  - ✓ Operates 68 theaters and 463 screens
  - ✓ Has a substantial minority interest (approximately a 50% ownership) in another 50 associated theatres to which Nordic provides a variety of shared services
- Operates under SF Bio in Sweden, SF Kino in Norway, Finnkino in Finland and Forum Cinemas in Estonia, Latvia, and Lithuania

Key Statistics and Financials
(SEK)

# of Theatres	68	# of Screens	463
Attendance (LTM Sep'16, mm)	24.4	Revenue (LTM Sep'16, mm, SEK)	3,159
Average Ticket Price (LTM Sep'16, SEK)	85.8	Average Concession Spent (LTM Sep'16, SEK)	23.9

Geographic Footprint
(October 2016)



#1
Sweden
37 theatres
255 screens
BIO
#1
Finland
15 theatres
100 screens
FINNKINO
#2
Norway
7 theatres
41 screens
KINO
#1
Baltics
9 theatres
67 screens
FORUM CINEMAS

Leading Operator
(Box Office Admissions, in millions)

Sweden (#1)



11.2
3.1
0.7
2.2
Nordic
Svenska Bio
Folkets Hus and Parker
Other

Norway (#2)



3.0
1.3
1.1
6.7
Nordisk Film Kino
Nordic
Bergen Kino
Others

Finland (#1)



5.9
0.7
2.2
Nordic
Bio Rex
Others

Baltics (#1)



4.8
0.9
0.9
2.2
Nordic
Cinamon
Vue
Others

Source: Company estimates.

5

Nordic Broadens and Diversifies European Platform Nordic is Located in Attractive Exhibition Markets (2015 Theatre Visits per Capita) Creates Undoubted Leader in Europe Total Number of Screens PF Geographic Footprint 29% Uplift $56 $32 $32 $14 $74 $28 $51 $20 $42 $17 127 59 87 83 57 $15 $8 41 Annual Spend Per Customer (2015, USD) Screens / Million Pop 6 GDP Per Capita (2015, USD) Nordic Odeon and UCI Theaters Screens 7 41 -NOR Theaters Screens 9 67 -Baltics Theaters Screens 48 580 -ESP -POR Theaters Screens 48 481 -ITA Theaters Screens 121 960 -UK -IRL Theaters Screens 26 241 -GER -AUT Theaters Screens 15 100 -FIN Theaters Screens 255 Nordic -SWE 37 #1 #1 #1 #1 #1 Source: Bloomberg, UNESCO, World Bank. As of January 2017. Inclusive of Associate screens. (1) (1) (1) 3.8 1.9 2.3 1.7 1.6 1.6 US Europe Norway Sweden Finland Baltics 2,262 2,115 1,875 1,051 501 664 2,926

Source: Public filings. Based on LTM and average FX rate as of September 30, 2016. Inclusive of Associates’ theatres and screens. Post Carmike, Odeon & Nordic Transaction Nordic Prudently Expands AMC’s European Platform and Global Business + = Attendance(1) (in millions) Revenue(1) ($ in million) Attendance / Screen (000s)(1) Revenue / Screen (000s)(1) + + U.S. Europe 7 Theatres (as of January, 2017) Screens (as of January, 2017) (2) (2) 392 269 243 118 1,022 AMC Carmike Odeon Thor PF AMC 208 65 92 24 389 AMC Carmike Odeon Thor PF AMC 5,414 2,895 2,262 664 11,235 AMC Carmike Odeon Thor PF AMC $3,094 $841 $1,142 $375 $5,452 AMC Carmike Odeon Thor PF AMC 38 22 41 36 35 $571 $291 $505 $565 $485

EUR GBP NOK SEK EUR GBP USD USD 8 Post Transaction 2015 Revenue Mix(1) Source: Company Filings. Note: Market data as of 01/20/2017. Revenues based on 2015 average FX. Nordic Further Diversifies AMC Revenue Composition by Currency Valuation Reference Points Trading Multiples of Theatre Companies (Firm Value / 9/30 LTM EBITDA) Europe (23% of Revenue) U.S. (77% of Revenue) 9.0x 8.8x 8.7x Regal Cinemark AMC 16.0x 11.4x Kinepolis Cineworld

9 Transaction Financing Overview Total cash need of SEK 8,605mm ($969mm) at close (1) SEK 5,772mm ($650mm) cash consideration to seller (2) SEK 2,833mm ($319mm) to repay outstanding debt (3) Fully committed debt financing consisting of: TLB commitment of $675 million (under accordion) $325 million of subordinated bridge loan Permanent financing plan will be a combination of: Term loans Bonds AMC primary equity Expected to close in Q2 2017 Note: Assumes USD / SEK FX of 8.879 and EUR / SEK FX of 9.504 as of 01/20/2017. Excludes transaction fees. Includes locked box interest payment based on transaction close of Q2 2017. Includes interest swaps. Sources of Funds Amount % Uses of Funds Amount % ($ in millions) ($ in millions) Commitment Financing Structure New AMC Incremental TLB $675 67% New AMC HY Bridge 325 32 Excess Cash / Revolver 7 1 Total Sources $1,007 100% Cash Consideration to Nordic Sellers (2) $650 65% Repay Existing Nordic Debt (3) 319 32 Transaction Fees and Expenses 38 4 Total Sources $1,007 100%

Key Takeaways Solidifies AMC’s #1 position and expands global platform Highly profitable circuit with minimal deferred capital expenditures Strong value proposition from a pipeline of development theatres High performing circuit with proven management team Balanced financing plan of new AMC debt and primary equity Expects to realize approximately $5 million of annual cost synergies Expects to maintain quarterly dividend 10